                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income 2023 Target Term Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

     1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

         i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

         ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

         iii. The Waiver will not apply to cash collateral for securities lending.

         For purposes of the paragraph above, the following terms shall have the following meanings:

         (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

         (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

         (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

   2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO     INVESCO CALIFORNIA VALUE MUNICIPAL
COUNSELOR SERIES TRUST)                 INCOME TRUST
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS) INVESCO DYNAMIC CREDIT OPPORTUNITIES
AIM FUNDS GROUP (INVESCO FUNDS GROUP)   FUND
AIM GROWTH SERIES (INVESCO GROWTH       INVESCO EXCHANGE FUND
SERIES)                                 INVESCO HIGH INCOME 2023 TARGET TERM
AIM INTERNATIONAL MUTUAL FUNDS          FUND
(INVESCO INTERNATIONAL MUTUAL FUNDS)    INVESCO HIGH INCOME TRUST II
AIM INVESTMENT FUNDS (INVESCO           INVESCO MANAGEMENT TRUST
INVESTMENT FUNDS)                       INVESCO MUNICIPAL INCOME OPPORTUNITIES
AIM INVESTMENT SECURITIES FUNDS         TRUST
(INVESCO INVESTMENT SECURITIES FUNDS)   INVESCO MUNICIPAL OPPORTUNITY TRUST
AIM SECTOR FUNDS (INVESCO SECTOR        INVESCO MUNICIPAL TRUST
FUNDS)                                  INVESCO PENNSYLVANIA VALUE MUNICIPAL
AIM TAX-EXEMPT FUNDS (INVESCO TAX-      INCOME TRUST
EXEMPT FUNDS)                           INVESCO QUALITY MUNICIPAL INCOME TRUST
AIM TREASURER'S SERIES TRUST (INVESCO   INVESCO SECURITIES TRUST
TREASURER'S SERIES TRUST)               INVESCO SENIOR INCOME TRUST
AIM VARIABLE INSURANCE FUNDS (INVESCO   INVESCO TRUST FOR INVESTMENT GRADE
VARIABLE INSURANCE FUNDS)               MUNICIPALS
INVESCO ADVANTAGE MUNICIPAL INCOME      INVESCO TRUST FOR INVESTMENT GRADE
TRUST II                                NEW YORK MUNICIPALS
INVESCO BOND FUND                       INVESCO VALUE MUNICIPAL INCOME TRUST

on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

By:     /s/ John M. Zerr
        ----------------------------------------
Title:  Senior Vice President

INVESCO ADVISERS, INC.

By:     /s/ John M. Zerr
        ----------------------------------------
Title:  Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

AIM COUNSELOR
SERIES TRUST
(INVESCO COUNSELOR                                                                EXPIRATION
SERIES TRUST)                      WAIVER DESCRIPTION             EFFECTIVE DATE    DATE
------------------------ ---------------------------------------  --------------  -----------
Invesco Strategic Real   Invesco will waive advisory fees in an    4/30/2014      06/30/2019
Return Fund                 amount equal to the advisory fees
                             earned on underlying affiliated
                                       investments

AIM INVESTMENT
FUNDS (INVESCO                                                                    EXPIRATION
INVESTMENT FUNDS                   WAIVER DESCRIPTION             EFFECTIVE DATE    DATE
------------------------ ---------------------------------------  --------------  -----------
Invesco Balanced-Risk    Invesco will waive advisory fees in an    02/24/15       06/30/2019
Commodity Strategy          amount equal to the advisory fees
Fund                         earned on underlying affiliated
                                       investments

Invesco Global Targeted  Invesco will waive advisory fees in an    12/17/2013     06/30/2019
Returns Fund                amount equal to the advisory fees
                             earned on underlying affiliated
                                       investments

AIM TREASURER'S
SERIES TRUST
(INVESCO TREASURER'S                                                              EXPIRATION
SERIES TRUST)                      WAIVER DESCRIPTION             EFFECTIVE DATE    DATE
------------------------ ---------------------------------------  --------------  -----------
Premier Portfolio        Invesco will waive advisory fees in the    2/1/2011      12/31/2017
                         amount of 0.07% of the Fund's average
                         daily net assets

Premier U.S.             Invesco will waive advisory fees in the    2/1/2011      12/31/2017
Government Money         amount of 0.07% of the Fund's average
Portfolio                daily net assets

Premier Tax-Exempt       Invesco will waive advisory fees in the   06/01/2016     12/31/2017
Portfolio                amount of 0.05% of the Fund's average
                         daily net assets

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                                           EFFECTIVE DATE    COMMITTED UNTIL
---------                                                         ------------------- ---------------
Invesco American Franchise Fund                                   February 12, 2010   June 30, 2019
Invesco California Tax-Free Income Fund                           February 12, 2010   June 30, 2019
Invesco Core Plus Bond Fund                                          June 2, 2009     June 30, 2019
Invesco Equally-Weighted S&P 500 Fund                             February 12, 2010   June 30, 2019
Invesco Equity and Income Fund                                    February 12, 2010   June 30, 2019
Invesco Floating Rate Fund                                           July 1, 2007     June 30, 2019
Invesco Global Real Estate Income Fund                               July 1, 2007     June 30, 2019
Invesco Growth and Income Fund                                    February 12, 2010   June 30, 2019
Invesco Low Volatility Equity Yield Fund                             July 1, 2007     June 30, 2019
Invesco Pennsylvania Tax Free Income Fund                         February 12, 2010   June 30, 2019
Invesco S&P 500 Index Fund                                        February 12, 2010   June 30, 2019
Invesco Short Duration High Yield Municipal Fund                  September 30, 2015  June 30, 2019
Invesco Small Cap Discovery Fund                                  February 12, 2010   June 30, 2019
Invesco Strategic Real Return Fund                                  April 30, 2014    June 30, 2019

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                                         EFFECTIVE DATE  COMMITTED UNTIL
---------                                                         --------------  ---------------
Invesco Charter Fund                                              July 1, 2007    June 30, 2019
Invesco Diversified Dividend Fund                                 July 1, 2007    June 30, 2019
Invesco Summit Fund                                               July 1, 2007    June 30, 2019

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                                              EFFECTIVE DATE  COMMITTED UNTIL
----                                                              --------------  ---------------
Invesco European Small Company Fund                               July 1, 2007    June 30, 2019
Invesco Global Core Equity Fund                                   July 1, 2007    June 30, 2019
Invesco International Small Company Fund                          July 1, 2007    June 30, 2019
Invesco Small Cap Equity Fund                                     July 1, 2007    June 30, 2019

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                                               EFFECTIVE DATE    COMMITTED UNTIL
----                                                              ------------------ ---------------
Invesco Alternative Strategies Fund                               October 14, 2014   June 30, 2019
Invesco Convertible Securities Fund                               February 12, 2010  June 30, 2019
Invesco Global Low Volatility Equity Yield Fund                     July 1, 2007     June 30, 2019
Invesco Mid Cap Core Equity Fund                                    July 1, 2007     June 30, 2019
Invesco Multi-Asset Inflation Fund                                October 14, 2014   June 30, 2019
Invesco Quality Income Fund                                       February 12, 2010  June 30, 2019
Invesco Small Cap Growth Fund                                       July 1, 2007     June 30, 2019

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                                               EFFECTIVE DATE    COMMITTED UNTIL
----                                                              ------------------ ---------------
Invesco Asia Pacific Growth Fund                                    July 1, 2007     June 30, 2019
Invesco European Growth Fund                                        July 1, 2007     June 30, 2019
Invesco Global Growth Fund                                          July 1, 2007     June 30, 2019
Invesco Global Opportunities Fund                                  August 3, 2012    June 30, 2019
Invesco Global Responsibility Equity Fund                           June 30, 2016    June 30, 2019
Invesco Global Small & Mid Cap Growth Fund                          July 1, 2007     June 30, 2019
Invesco International Companies Fund                              December 21, 2015  June 30, 2019
Invesco International Core Equity Fund                              July 1, 2007     June 30, 2019
Invesco International Growth Fund                                   July 1, 2007     June 30, 2019
Invesco Select Opportunities Fund                                  August 3, 2012    June 30, 2019

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                                                EFFECTIVE DATE    COMMITTED UNTIL
----                                                              ------------------- ---------------
Invesco All Cap Market Neutral Fund                               December 17, 2013   June 30, 2019
Invesco Balanced-Risk Allocation Fund/1/                             May 29, 2009     June 30, 2019
Invesco Balanced-Risk Commodity Strategy Fund/2/                  November 29, 2010   June 30, 2019
Invesco Developing Markets Fund                                      July 1, 2007     June 30, 2019
Invesco Emerging Markets Equity Fund                                 May 11, 2011     June 30, 2019
Invesco Emerging Markets Flexible Bond Fund/3/                      June 14, 2010     June 30, 2019
Invesco Endeavor Fund                                                July 1, 2007     June 30, 2019
Invesco Global Health Care Fund                                      July 1, 2007     June 30, 2019
Invesco Global Infrastructure Fund                                   May 2, 2014      June 30, 2019
Invesco Global Market Neutral Fund                                December 17, 2013   June 30, 2019
Invesco Global Targeted Returns Fund/5/                           December 17, 2013   June 30, 2019
Invesco Greater China Fund                                           July 1, 2007     June 30, 2019
Invesco Long/Short Equity Fund                                    December 17, 2013   June 30, 2019
Invesco Low Volatility Emerging Markets Fund                      December 17, 2013   June 30, 2019
Invesco Macro Allocation Strategy Fund/4/                         September 25, 2012  June 30, 2019
Invesco Macro International Equity Fund                           December 17, 2013   June 30, 2019
Invesco Macro Long/Short Fund                                     December 17, 2013   June 30, 2019
Invesco MLP Fund                                                   August 29, 2014    June 30, 2019
Invesco Multi-Asset Income Fund/6/                                December 13, 2011   June 30, 2019
Invesco Pacific Growth Fund                                       February 12, 2010   June 30, 2019
Invesco Select Companies Fund                                        July 1, 2007     June 30, 2019
Invesco World Bond Fund                                              July 1, 2007     June 30, 2019

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                                               EFFECTIVE DATE    COMMITTED UNTIL
----                                                              ------------------ ---------------
Invesco Corporate Bond Fund                                       February 12, 2010  June 30, 2019
Invesco Global Real Estate Fund                                     July 1, 2007     June 30, 2019
Invesco Government Money Market Fund                                July 1, 2007     June 30, 2019
Invesco High Yield Fund                                             July 1, 2007     June 30, 2019
Invesco Real Estate Fund                                            July 1, 2007     June 30, 2019
Invesco Short Duration Inflation Protected Fund                     July 1, 2007     June 30, 2019
Invesco Short Term Bond Fund                                        July 1, 2007     June 30, 2019
Invesco U.S. Government Fund                                        July 1, 2007     June 30, 2019

--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
/2/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
/3/ Advisory fees to be waived by Invesco for Invesco Emerging Markets Flexible Bond Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Emerging Markets Flexible Bond Cayman, Ltd. invests.
/4/ Advisory fees to be waived by Invesco for Invesco Macro Allocation Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
/5/ Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.
/6/ Advisory fees to be waived by Invesco for Invesco Multi-Asset Income Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Multi-Asset Income Cayman, Ltd. invests.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                                               EFFECTIVE DATE    COMMITTED UNTIL
----                                                              ------------------ ---------------
Invesco American Value Fund                                       February 12, 2010  June 30, 2019
Invesco Comstock Fund                                             February 12, 2010  June 30, 2019
Invesco Energy Fund                                                 July 1, 2007     June 30, 2019
Invesco Dividend Income Fund                                        July 1, 2007     June 30, 2019
Invesco Gold & Precious Metals Fund                                 July 1, 2007     June 30, 2019
Invesco Mid Cap Growth Fund                                       February 12, 2010  June 30, 2019
Invesco Small Cap Value Fund                                      February 12, 2010  June 30, 2019
Invesco Technology Fund                                             July 1, 2007     June 30, 2019
Invesco Technology Sector Fund                                    February 12, 2010  June 30, 2019
Invesco Value Opportunities Fund                                  February 12, 2010  June 30, 2019

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                                               EFFECTIVE DATE    COMMITTED UNTIL
----                                                              ------------------ ---------------
Invesco High Yield Municipal Fund                                 February 12, 2010  June 30, 2019
Invesco Intermediate Term Municipal Income Fund                   February 12, 2010  June 30, 2019
Invesco Municipal Income Fund                                     February 12, 2010  June 30, 2019
Invesco New York Tax Free Income Fund                             February 12, 2010  June 30, 2019
Invesco Tax-Exempt Cash Fund                                        July 1, 2007     June 30, 2019
Invesco Limited Term Municipal Income Fund                          July 1, 2007     June 30, 2019

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                                               EFFECTIVE DATE    COMMITTED UNTIL
----                                                              ------------------ ---------------
Invesco V.I. American Franchise Fund                              February 12, 2010  June 30, 2019
Invesco V.I. American Value Fund                                  February 12, 2010  June 30, 2019
Invesco V.I. Balanced-Risk Allocation Fund/7/                     December 22, 2010  June 30, 2019
Invesco V.I. Comstock Fund                                        February 12, 2010  June 30, 2019
Invesco V.I. Core Equity Fund                                       July 1, 2007     June 30, 2019
Invesco V.I. Core Plus Bond Fund                                   April 30, 2015    June 30, 2019
Invesco V.I. Diversified Dividend Fund                            February 12, 2010  June 30, 2019
Invesco V.I. Equally-Weighted S&P 500 Fund                        February 12, 2010  June 30, 2019
Invesco V.I. Equity and Income Fund                               February 12, 2010  June 30, 2019
Invesco V.I. Global Core Equity Fund                              February 12, 2010  June 30, 2019
Invesco V.I. Global Health Care Fund                                July 1, 2007     June 30, 2019
Invesco V.I. Global Real Estate Fund                                July 1, 2007     June 30, 2019
Invesco V.I. Government Money Market Fund                           July 1, 2007     June 30, 2019
Invesco V.I. Government Securities Fund                             July 1, 2007     June 30, 2019
Invesco V.I. Growth and Income Fund                               February 12, 2010  June 30, 2019
Invesco V.I. High Yield Fund                                        July 1, 2007     June 30, 2019
Invesco V.I. International Growth Fund                              July 1, 2007     June 30, 2019
Invesco V.I. Managed Volatility Fund                                July 1, 2007     June 30, 2019
Invesco V.I. Mid Cap Core Equity Fund                               July 1, 2007     June 30, 2019
Invesco V.I. Mid Cap Growth Fund                                  February 12, 2010  June 30, 2019
Invesco V.I. S&P 500 Index Fund                                   February 12, 2010  June 30, 2019
Invesco V.I. Small Cap Equity Fund                                  July 1, 2007     June 30, 2019
Invesco V.I. Technology Fund                                        July 1, 2007     June 30, 2019
Invesco V.I. Value Opportunities Fund                               July 1, 2007     June 30, 2019

/7/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk
    Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                             INVESCO EXCHANGE FUND

FUND                                                                EFFECTIVE DATE    COMMITTED UNTIL
----                                                              ------------------- ---------------
Invesco Exchange Fund                                             September 30, 2015  June 30, 2019

                           INVESCO SECURITIES TRUST

FUND                                                               EFFECTIVE DATE   COMMITTED UNTIL
----                                                              ----------------- ---------------
Invesco Balanced-Risk Aggressive Allocation Fund/8/               January 16, 2013  June 30, 2019

                           INVESCO MANAGEMENT TRUST

FUND                                                              EFFECTIVE DATE  COMMITTED UNTIL
----                                                              --------------  ---------------
Invesco Conservative Income Fund                                  July 1, 2014    June 30, 2019

                               CLOSED-END FUNDS

FUND                                                                EFFECTIVE DATE    COMMITTED UNTIL
----                                                              ------------------- ---------------
Invesco Advantage Municipal Income Trust II                          May 15, 2012     June 30, 2019
Invesco Bond Fund                                                  August 26, 2015    June 30, 2019
Invesco California Value Municipal Income Trust                      May 15, 2012     June 30, 2019
Invesco Dynamic Credit Opportunities Fund                            May 15, 2012     June 30, 2019
Invesco High Income 2023 Target Term Fund                         November 28, 20016  June 30, 2019
Invesco High Income Trust II                                         May 15, 2012     June 30, 2019
Invesco Municipal Income Opportunities Trust                       August 26, 2015    June 30, 2019
Invesco Municipal Opportunity Trust                                  May 15, 2012     June 30, 2019
Invesco Municipal Trust                                              May 15, 2012     June 30, 2019
Invesco Pennsylvania Value Municipal Income Trust                    May 15, 2012     June 30, 2019
Invesco Quality Municipal Income Trust                             August 26, 2015    June 30, 2019
Invesco Senior Income Trust                                          May 15, 2012     June 30, 2019
Invesco Trust for Investment Grade Municipals                        May 15, 2012     June 30, 2019
Invesco Trust for Investment Grade New York Municipals               May 15, 2012     June 30, 2019
Invesco Value Municipal Income Trust                                 June 1, 2010     June 30, 2019

/8/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Aggressive
    Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VI, Ltd. invests.